UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


          ____________________________________________________________



                                    FORM 8-K



                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       ___________________________________________________________________


        Date of Report (Date of earliest event reported): October 7, 2004



                        DOBI MEDICAL INTERNATIONAL, INC.
               (Exact Name of Registrant as Specified in Charter)



          Delaware                        0-32523                98-0222710
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


        1200 MacArthur Boulevard                                  07430
           Mahwah, New Jersey                                  (Zip Code)
(Address of principal executive offices)



       Registrant's telephone number, including area code: (201) 760-6464


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the
    Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         (d) On October 12, 2004, Brian Vodicka was appointed to the board of directors of our company and will also serve as a member of the audit committee. Mr. Vodicka is a retired attorney and certified public accountant, and has been a private investor since 1997. From 1985 to 1997, Mr. Vodicka was a practicing attorney in Austin, Texas specializing in business-related matters, including business litigation, corporate planning, tax planning and regulatory affairs. Mr. Vodicka served on the faculty of the University of Texas at Austin in the College of Business from 1989 to 1994. Mr. Vodicka has not engaged in a related party transaction with us during the last two years.

         A copy of the press release announcing Mr. Vodicka's appointment to the board of directors of our company is included as Exhibit 99.1 to this report and is incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

      99.1 Press release of DOBI Medical International, Inc. issued October 12, 2004.

                                       -2-
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 DOBI MEDICAL INTERNATIONAL, INC.



Date: October 12, 2004           By:  /s/ Phillip C. Thomas
                                      ------------------------------------------
                                      Phillip C. Thomas
                                      Chief Executive Officer

                                  EXHIBIT INDEX




EXHIBIT NO.       DESCRIPTION

99.1              Press release of DOBI Medical International, Inc. issued
                  October 12, 2004.